                                                                   EXHIBIT 10(S)

         PALM VALLEY RENEWAL OF PETROLEUM LEASE, DATED NOVEMBER 6, 2003

                         NORTHERN TERRITORY OF AUSTRALIA

              Petroleum (Prospecting and Mining) Act 1954-1984

                           RENEWAL OF PETROLEUM LEASE

                         RENEWAL NO. 1 OF LEASE NO. L3

      I, SYDNEY JAMES STIRLING, the Treasurer acting for and on behalf of the Minister for Business, Industry and Resource Development, in pursuance of the powers conferred by section 50 of the Petroleum (Prospecting and Mining) Act 1954-1984 (an Act continued in force by section 119 of the Petroleum Act in relation to leases granted or renewed under that Act) and all other powers me enabling, do hereby renew Lease No. L3 granted to MAGELLAN PETROLEUM (N.T.) PTY LTD (A.B.N. 95 009 718 183), SANTOS LIMITED (A.B.N. 80 007 550 923), SANTOS EXPLORATION PTY. LTD (A.B.N. 77 005 784
      305), CANSO RESOURCES PTY LTD (A.B.N. 43 002 133 833) and FARMOUT
      DRILLERS PTY LTD (A.B.N. 54 000 393 635) for the period ending 7 November 2024.

      The renewal is subject to the provisions of the Petroleum (Prospecting and Mining) Act 1954-1984 and the Regulations thereunder (as continued in force by section 119 of the Petroleum Act).

      Dated at Darwin this 6th day of November 2003.

                                       /s/ S. Stirling
                                       Treasurer acting for and on behalf of the
                        Minister for Business, Industry and Resource Development